UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2007


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-23651               95-3539020
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(State or other jurisdiction       (Commission           (IRS Employer
       Of incorporation)           File Number)       Identification No.)



        111 W. Ocean Blvd. 4th Floor,
                Long Beach, CA                                   90802
   (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencemnt communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On April 16, 2007, FCG issued a press release announcing the expiration and non-renewal of its outsourcing engagement with the University of Pennsylvania Health System (UPHS). The effective expiration date, as previously disclosed by the Company, was March 31, 2007. Under the terms of the contract, the engagement automatically converts to a six-month period of post-expiration transition services. The full text of this press release is furnished as Exhibit
99.1 to this report.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         Attached as Exhibit 99.1 to this report is FCG's press releases furnished under Item 7.01 of this report.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    First Consulting Group, Inc.



Date:  April 16, 2007           By: /s/ Michael A. Zuercher
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                                    Michael A. Zuercher
                                    Senior VP, General Counsel and Secretary